EXHIBIT 99.2

Octillion Increases Research Staff for the Development of NanoPower Windows.

Auburn Hills, MI – October 9, 2007– In response to recent technological breakthroughs and a doubling of research and development funding by Octillion Corp. (Symbol: OCTL), the Company is pleased to announce that, in addition to recently added managerial and support staff, it has increased its research staff to four, with plans to further boost research personnel, contingent upon ongoing results from the development of the Company’s first-of-its-kind transparent glass window capable of generating electricity.

Supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents, Octillion’s NanoPower Window technology uses silicon nanoparticles that have the potential to convert normal home and office glass windows into ones capable of converting solar energy into electricity. The silicon nanoparticles are created through a unique electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

The Company’s confidence in increasing its research and development workforce is based on a number of factors, including but not limited to:

* The successful development of a protocol for reliably depositing nanoparticles onto glass surfaces using a proprietary electro spray system able to produce nanofilms of controllable thickness. The silicon nanoparticles retained their high efficiency of down conversion of UV light to the visible after being sprayed, a procedure that does not compromise the optical characteristics of the nanoparticles, both in intensity and spectral distribution, a prerequisite for efficient photovoltaic conversion.

* The successful development of a mechanically stable, see-through lab scale prototype window, a major milestone achievement.

* Scientists engineered an early stage, see-through lab-scale window, which, in important tests achieved optically active down-conversion and displayed good electrical properties with no electrical shorts;

* Third party confirmation that the same silicon nanoparticles used in Octillion’s NanoPower Window technology are able to substantially increase the power performance of conventional solar cells by 60-70% in the ultraviolet-blue range and significantly boost power by as much as 10% in the visible light range.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging solar energy and solar related technologies.

Among our current research and development activities is the development of a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the film acts as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

The process of producing silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.